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                                                                  EXHIBIT 10.34
                    PLAINS EXPLORATION & PRODUCTION COMPANY

                      2002 ROLLOVER STOCK INCENTIVE PLAN

                        (As Adopted November 20, 2002)


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    1. Purpose.

   The purpose of this Plan is to strengthen Plains Exploration & Production Company, a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. This Plan is established in connection with the intent of Plains Resources Inc., a Delaware corporation and Parent of the Company ("PLX"), to distribute to the holders of its common stock, by means of a pro rata distribution, all of the Shares PLX then owns (the "Spin-off"). The Company is creating this Plan to, among other things, ensure that a plan will exist to govern the SARs issued pursuant to that certain Employee Matters Agreement, dated as of July 3, 2002, between the Company and PLX, as amended or restated from time to time (the "Employee Matters Agreement"), and an Award of Restricted Stock to be issued to Stephen A. Thorington, Executive Vice President and Chief Executive Officer of the Company, pursuant to the Spin-off as a result of his ownership of restricted shares of common stock of PLX under the PLX 2001 stock incentive plan. It is intended that these purposes be achieved by granting to employees, officers, consultants and directors who hold options granted by PLX prior to the Spin-off.

    2. Definitions.

   For purposes of the Plan:

      2.1 "Adjusted Appreciation Value" means, in the event of a Change in Control, the appreciation in the Adjusted Fair Market Value of a Share for purposes of determining payments to be made to a Grantee, and shall be measured by determining the amount equal to the Adjusted Fair Market Value of a Share on the exercise date minus the exercise price of the SAR being exercised.

      2.2 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (a) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (b) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

      2.3 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

      2.4 "Agreement" means the written agreement between the Company and a Grantee evidencing the grant of an Award and setting forth the terms and conditions thereof.

      2.5 "Appreciation Value" means the appreciation in the Fair Market Value of a Share for purposes of determining payments to be made to a Grantee, and shall be measured by determining the amount equal to the Fair Market Value of a Share on the exercise date minus the exercise price of the SAR being exercised.

      2.6  "Award" means a grant of SARs or Restricted Stock.

      2.7  "Board" means the Board of Directors of the Company.

      2.8  "Cause" means:

          (a) for purposes of Section 6.4, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

          (b) in the case of a Grantee whose employment with the Company, Subsidiary or Affiliate is subject to the terms of an employment agreement between such Grantee and the Company, Subsidiary or Affiliate, which employment agreement includes a definition of "Cause", the term "Cause" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

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          (c)  in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries or Affiliates which transaction is adverse to the interests of the Company or any of its Subsidiaries or Affiliates and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar minor offenses) provided, however, that following a Change in Control clause (i) of this Section 2.8(c) shall not constitute "Cause."

      2.9 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

      2.10 A "Change in Control" shall mean the occurrence of any of the following:

          (a) The acquisition by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of any securities of the Company which generally entitles the holder thereof to vote for the election of directors of the Company (the "Voting Securities") which, when added to the Voting Securities then "Beneficially Owned" by such Person, would result in such Person either "Beneficially Owning" fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities or having the ability to elect fifty percent (50%) or more of the Company's directors; provided, however, that for purposes of this paragraph (a) of Section 2.10, a Person shall not be deemed to have made an acquisition of Voting Securities if such Person; (i) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of open market acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; (ii) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); (iii) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (c) of this Section 2.10); or (iv) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities as a result of a transaction approved by a majority of the Incumbent Board (as defined in paragraph (b) below); or

          (b) The individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c) The consummation of a merger, consolidation or reorganization involving the Company (a "Business Combination"), unless (i) the stockholders of the Company, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the

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       same proportion as their ownership of the Voting Securities immediately before the Business Combination, and (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and (iii) no Person (other than (x) the Company or any Controlled Entity, (y) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or (z) any Person who, immediately prior to the Business Combination, had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation' then outstanding voting securities (a Business Combination described in clauses (i), (ii) and (iii) of this paragraph shall be referred to as a "Non-Control Transaction");

          (d)  A complete liquidation or dissolution of the Company; or

          (e) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Entity).

      Notwithstanding the foregoing, if Optionee's or Grantee's employment is terminated and Optionee or Grantee reasonably demonstrates that such termination (x) was at the request of a third party who has indicated an intention or has taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (y) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes hereof, the date of a Change in Control with respect to Optionee or Grantee shall mean the date immediately prior to the date of such termination of employment.

A Change in Control shall not be deemed to occur solely because (A) fifty percent (50%) or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately prior to such acquisition or (B) of the Spin-off.

   2.11  "Code" means the Internal Revenue Code of 1986, as amended.

   2.12 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

   2.13  "Company" means Plains Exploration & Production Company.

   2.14  "Director" means a director of the Company.

   2.15  "Disability" means:

      (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

      (b) the term "Disability" as used in the Company's long-term disability plan, if any; or

      (c) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

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   2.16  "Division" means any of the operating units or divisions of the
Company designated as a Division by the Committee.

   2.17 "Eligible Individual" means any of the following individuals who holds a PLX option or a restricted share award of PLX common stock at the time of the Spin-off: (a) any director, officer or employee of the Company, Subsidiary or Affiliate, (b) any individual to whom the Company or Subsidiary or Affiliate has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company, Subsidiary or Affiliate.

   2.18  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   2.19 "Fair Market Value" on any date means the closing sales prices of the Shares (i) on the day before such date, or (ii) on such date if an Agreement so provides, on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith.

   2.20  Intentionally deleted.

   2.21 "Grantee" means a person to whom an Award has been granted under the Plan.

   2.22 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

   2.23 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

   2.24 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

   2.25 "Plan" means the Plains Exploration & Production Company 2002 Rollover Stock Incentive Plan, as amended and restated from time to time.

   2.26 "Retained Distribution" means any securities or other property (other than regular cash dividends) distributed by the Company in respect of Restricted Stock during any Restricted Period.

   2.27 "Restricted Period" means the period designated by the Committee during which Restricted Stock may not be sold, assigned, pledged or otherwise encumbered.

   2.28  "Restricted Stock" means Shares issued or transferred pursuant to
Section 6.

   2.29  "SAR" means a right to receive the Appreciation Value of a Share.

   2.30 "Shares" means the common stock, par value $.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

   2.31 "Subsidiary" means any entity, whether or not incorporated, in which the Company directly or indirectly owns 50% or more of the outstanding equity or other ownership interests.

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    3. Administration.

   3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall be a majority of the members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if made by a vote at a meeting duly called and held. The Committee shall consist of one (1) or more Directors and may consist of the entire Board. If the Committee consists of less than the entire Board, then with respect to any Option or Award to an individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a Nonemployee Director and to the extent necessary for any award under the Plan to qualify as performance-based compensation for the purposes of
Section 162(m) of the Code, the Committee shall consist of at least two (2) Directors each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

   3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

   3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:
      (a) determine those Eligible Individuals to whom Awards shall be granted under the Plan in accordance with the Employee Matters Agreement and to determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

      (b) to construe and interpret the Plan and the Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Grantees, and all other persons having any interest therein;

      (c) to determine the duration and purposes for leaves of absence which may be granted to a Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

      (d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

      (e) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

    4. Stock Subject to the Plan; Grant Limitations.

   4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 4,000,000. The maximum number of Shares that may be the subject of Awards granted to an Eligible

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Individual in any one calendar year period may not exceed 2,000,000 Shares. The
Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

   4.2 In connection with the grant of an Award, the number of Shares shall be reduced by the number of Shares in respect of which the Award is granted or denominated.

   4.3 Whenever any outstanding Award or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Award, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Award may not again be the subject of Awards granted hereunder.

    5. SARs.

   5.1 Grant. All the SARs granted thereunder shall be granted in accordance with the Employee Matters Agreement. Upon exercise of a SAR, the Grantee shall be entitled to receive an amount determined by multiplying (A) the Appreciation Value of a Share, by (B) the number of SARs being exercised.

   5.2 Method of Exercise. The exercise of an Award of SARs shall be made only by a written notice delivered in person or by mail or telecopy to the Secretary of the Company at the Company's principal executive office (or through such other notification method that the Committee may adopt), specifying the number of SARs with respect to which the Award is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the SARs being exercised to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

   5.3 Form of Payment. Payment of the amount determined under Section 5.1 shall be made solely in cash.

   5.4 Effect of Change in Control. In the event of a Change in Control, all outstanding SARs shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a SAR unrelated to an Option (including as such Agreement may be amended in the Committee's sole discretion prior the Change in Control), a Grantee will be entitled to receive a payment from the Company in cash (provided that the SARs have any Appreciation Value), as the Committee shall determine, with a value equal to
(A) the greater of (x) the aggregate Appreciation Value, on the date of exercise, of the unexercised SARS and (y) the aggregate Adjusted Fair Market Value, on the date of exercise, of the unexercised SARs. In the event that the Committee requires exercise of SARs at the time of such Change in Control (even if they have no Appreciation Value), they shall be cancelled effective as of the Change in Control. The Committee may require cancellation of SARs in the Agreement evidencing the SARs or by resolution at the time of a Change in Control. Notwithstanding any other provision of this Plan or any Agreement, the Committee may require such cancellation without a Grantee's consent even if the cancellation is a modification of the terms of the SARs. In the event a Grantee's employment or other service with the Company terminates following a Change in Control and any SARs remain outstanding after the Change in Control, each SAR held by the Grantee that was exercisable as of the date of termination of the Grantee's employment or other service shall remain exercisable for a period ending not before the earlier of the first anniversary of (A) the termination of the Grantee's employment or (B) the expiration of the stated term of the SAR.

   5.5 Performance-Based Compensation. Any SARs that replace options which were granted as performance-based in accordance with Section 162(m) of the Code may not be amended in any fashion which would cause them to no longer meet the performance requirements of Section 162(m).

   5.6 Non-Transferability. No SARs shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and SARs shall be exercisable during the lifetime of such Grantee only

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the Grantee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing SARs at the time of grant or thereafter, that the SARs may be transferred to members of the Grantee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Award shall be deemed to be the Grantee. For this purpose, immediate family means the Grantee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Award shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

    6. Restricted Stock.

   6.1 Grant. The Committee shall grant an Award of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee.

   6.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares (other than Retained Distributions). The Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Stock and such Retained Distributions shall be subject to the same restrictions on terms and conditions as are applicable to the Restricted Stock.

   6.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares and Retained Distribution shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

   6.4 Lapse of Restrictions.

   (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine (the "Restricted Period"). The Agreement evidencing the Award shall set forth any such restrictions.

   (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

   (c) Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as

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additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

   (d) Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

    7. Adjustment Upon Changes in Capitalization.

   (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number, exercise price and class of Shares or other stock or securities with respect to which Awards may be granted under the Plan, (ii) the maximum number, exercise price and class of Shares or other stock or securities with respect to which Awards may be granted to any Eligible Individual in any one calendar year period and (iii) the number, exercise price and class of Shares or other stock or securities which are subject to outstanding Awards granted under the Plan. As appropriate, such adjustment may include substituting stock or securities of another Company for the Shares covered by the original Award.

   (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Awards of SARs that are intended to qualify as performance-based compensation under Section 162(m) of the Code shall be made in such a manner as not to adversely affect the treatment of the Awards as performance-based compensation.

   (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award prior to such Change in Capitalization.

    8. Effect of Certain Transactions.

   (a) Subject to Sections 5.4 and 6.4(b) or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or
(b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Award shall be treated as provided for in the Agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, as the case may be, upon exercise of any Award or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Transaction.

   (b) Any such adjustment in the Shares or other stock or securities subject to SARs shall be made in such a manner as not to adversely affect the treatment of the SARs as Performance-Based Compensation.

    9. Interpretation.

   The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. Unless otherwise expressly stated in the relevant Agreement, each Award of SARs granted under the Plan is intended to be performance-based compensation under Code Section 162(m). The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation under Code
Section 162(m).

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   10. Termination and Amendment of the Plan or Modification of Awards.

   The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan or any Agreement hereunder; provided, however, that:

      (a) no such amendment, modification, suspension or termination shall (i) impair or adversely alter any Awards theretofore granted under the Plan, except with the consent of the Grantee (unless expressly provided for and only to the extent provided for in Sections 5.4, 6.4(c), 7 and 8) or (ii) deprive any Grantee of any shares which he or she may have acquired through or as a result of the Plan.

      (b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

   11. Non-Exclusivity of the Plan.

   The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

   12. Limitation of Liability.

   As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

      (a) give any person any right to be granted an Award other than at the sole discretion of the Committee;

      (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

      (c) limit in any way the right of the Company or any Subsidiary or Affiliate to terminate the employment of any person at any time; or

      (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

   13. Regulations and Other Approvals; Governing Law.

   13.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

   13.2 The obligation of the Company to sell or deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

   13.3 Each Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of

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Shares, no Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

   13.4 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

   14.  Miscellaneous.

   14.1 Multiple Agreements. The terms of each Award may differ from other Awards granted under the Plan at the same time, or at some other time.

   14.2  Withholding of Taxes.

   At such times as a Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to a Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Agreement at the time of grant, or at any time thereafter, that the Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

   14.3  Substitute Awards.

   The Committee shall have the authority to substitute Awards under this Plan for any options or awards that are transferred to the Company upon the Spin-off. The number of Shares covered by such substitute Awards shall be subtracted from the aggregate number of Shares available for grant under the Plan.

   14.4 Effective Date. The effective date of this Plan shall be the date of its adoption by the Board.

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